The RBB Fund, Inc.

Abbey Capital Futures Strategy Fund (the “Fund”)

Class I Shares (Ticker: ABYIX)

Class A Shares (Ticker: ABYAX)

Class C Shares (Ticker: ABYCX)

Supplement dated October 17, 2014

to the Fund’s Prospectus and Statement of Additional Information, each dated June 30, 2014, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The Fund previously filed a supplement to the Fund’s Prospectus and SAI dated September 11, 2014 (the “Prior Supplement”) to notify shareholders that the Trading Advisory Agreement among Revolution Capital Management, LLC (“Revolution”), a trading adviser to the Fund’s subsidiary, Abbey Capital Offshore Limited (the “Subsidiary”), and Abbey Capital Limited (“ACL”), the Fund’s investment adviser, had been terminated as a result of a change in control of Revolution.  Subsequently, on September 16, 2014, the Board of Directors of The RBB Fund, Inc. approved a new Trading Advisory Agreement among Revolution, the Subsidiary, and ACL, subject to shareholder approval at a special meeting of shareholders to be held on October 17, 2014.

On October 17, 2014, the special meeting of shareholders of the Fund was held at which the majority of the Fund’s shareholders voted in favor of the new Trading Advisory Agreement among Revolution, the Subsidiary, and ACL.  As a result of the Fund’s shareholders approving the new Trading Advisory Agreement, Revolution has been reappointed as a trading adviser to the Subsidiary, and the Prior Supplement is hereby rescinded and may be disregarded.  All references to Mark Chapin in the Prospectus and Statement of Additional Information are hereby deleted.

Please retain this Supplement for future reference.